Earnings Per Share - Schedule of Computation of the Income (Loss) and Share Data Used in the Basic and Diluted Earnings Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Basic earnings per share—
Net profit (loss)	$ 43,844	$ (607,062)	$ 247,002
Weighted-average shares outstanding	42,439	42,338	42,258
Non-vested dividend participating awards	162	170	225
Weighted-average shares outstanding	42,601	42,508	42,483
Basic and diluted earnings (loss) per share	$ 1.03	$ (14.28)	$ 5.81